UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2012

Ardea Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-33734	94-3200380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4939 Directors Place San Diego, California		92121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 652-6500

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 31, 2012, Ardea Biosciences, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders. Four proposals were voted on at the meeting: (1) the election of each of Felix J. Baker, Ph.D., Wendy L. Dixon, Ph.D., Henry J. Fuchs, M.D., Craig A. Johnson, John W. Poyhonen, Barry D. Quart, Pharm.D. and Kevin C. Tang as directors to serve until the 2013 Annual Meeting of Stockholders; (2) approval of an amendment to the Company’s 2000 Employee Stock Purchase Plan to increase the aggregate number of shares authorized for issuance thereunder by 500,000 shares; (3) the ratification of the appointment by the Audit Committee of the Board of Directors of the Company of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012; and (4) an advisory vote on the approval of the Company’s executive compensation.

Only stockholders of record as of the close of business on April 2, 2012 were entitled to vote at the 2012 Annual Meeting. As of April 2, 2012, there were 36,759,140 shares of common stock of the Company outstanding and entitled to vote at the 2012 Annual Meeting. At the 2012 Annual Meeting, 35,101,258 shares of common stock of the Company were represented, in person or by proxy, constituting a quorum for the meeting.

The votes with respect to each of the proposals are set forth below.

Election of Seven Directors to Serve until the 2013 Annual Meeting:

Name of Director Nominees	For	Withheld	Broker Non-Votes
Felix J. Baker, Ph.D.	31,924,259	2,159,871	1,017,128
Wendy L. Dixon, Ph.D.	33,060,353	1,023,777	1,017,128
Henry J. Fuchs, M.D.	26,203,851	7,880,279	1,017,128
Craig A. Johnson	34,075,431	8,699	1,017,128
John W. Poyhonen	31,923,759	2,160,371	1,017,128
Barry D. Quart, Pharm.D.	34,075,331	8,799	1,017,128
Kevin C. Tang	31,846,739	2,237,391	1,017,128

Approval of an amendment to the 2000 Employee Stock Purchase Plan to increase the aggregate number of shares authorized for issuance thereunder by 500,000 shares:

For	Against	Abstain	Broker Non-Votes
33,221,010	862,988	132	1,017,128

Ratification of the appointment of Marcum LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2012:

For	Against	Abstain	Broker Non-Votes
35,097,208	1,247	2,803	0

Advisory vote on the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
30,198,449	3,001,242	884,439	1,017,128

Item 8.01.    Other Events.

On June 5, 2012, Ardea Biosciences, Inc. issued a press release announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release dated June 5, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARDEA BIOSCIENCES, INC.

Date: June 5, 2012	/s/ CHRISTIAN WAAGE
Christian Waage
General Counsel